UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2004

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-115858 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2004-13, which was made on November 26, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.02 of the Trust Agreement for the distribution on November 26, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 1, 2004
STRUCTURED ASSET SECURITIES CORPORATION
Mortgage Pass-Through Certificates
Series 2004-13
ABN AMRO Acct: 721911.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Administrator:
Rita Lopez 312.904.0351
rita.lopez@abnamro.com
Analyst:
Luis Clemente 714.259.6268
Luis.Clemente@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Bond Interest Reconciliation
Substitution Detail History
Other Related Information
Cash Reconciliation Summary
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Realized Loss Detail
Historical REO Report
Page 2-3

Page 7-9

Page 11-13

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SASC0413
SASC0413_200411_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jun-04
26-Jul-04
27-Jul-37
Parties to The Transaction
Issuer: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services, Inc.
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc./Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.alservices.com
www.etrustee.net

22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.011078%
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
STRUCTURED ASSET SECURITIES CORPORATION
Mortgage Pass-Through Certificates
Series 2004-13
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
REMIC II
Statement Date:
ABN AMRO Acct: 721911.2
1000.000000000
0.000000000
0.000000000
1000.000000000
4.583333986
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
86359BVL2
1-A1
5,111,000.00
5,111,000.00
0.00
0.00
5,111,000.00
23,425.42
994.582844877
0.833453653
0.000000000
993.749391224
4.558504593
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
86359BVM0
1-A2
39,949,000.00
39,732,590.07
33,295.64
0.00
39,699,294.43
182,107.70
1000.000000000
0.000000000
0.000000000
1000.000000000
4.583335156
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
86359BVN8
1-A3
1,829,000.00
1,829,000.00
0.00
0.00
1,829,000.00
8,382.92
957.119803668
21.490072912
0.000000000
935.629730757
4.619430568
5.785425769%
0.00
0.00
0.000000000
5.79166438%
0.000000000
86359BVT5
2-A1
415,572,000.00
397,752,191.05
8,930,672.58
0.00
388,821,518.47
1,919,706.00
996.160775251
0.967903508
0.000000000
995.192871743
4.783261210
5.756418122%
0.00
0.00
0.000000000
5.76203483%
0.000000000
86359BVP3
B1
10,861,000.00
10,819,302.18
10,512.40
0.00
10,808,789.78
51,951.00
996.160779006
0.967903315
0.000000000
995.192875691
4.783259669
5.756418122%
0.00
0.00
0.000000000
5.76203483%
0.000000000
86359BVQ1
B2
3,620,000.00
3,606,102.02
3,503.81
0.00
3,602,598.21
17,315.40
996.160772021
0.967901554
0.000000000
995.192870466
4.783259067
5.756418122%
0.00
0.00
0.000000000
5.76203483%
0.000000000
86359BVR9
B3
1,930,000.00
1,922,590.29
1,868.05
0.00
1,920,722.24
9,231.69
996.160775607
0.967904085
0.000000000
995.192871522
4.783262285
5.756418122%
0.00
0.00
0.000000000
5.76203483%
0.000000000
86359BVU2/U85985RQ1
B4
1,689,000.00
1,682,515.55
1,634.79
0.00
1,680,880.76
8,078.93
996.160773481
0.967900552
0.000000000
995.192872928
4.783259669
5.756418122%
0.00
0.00
0.000000000
5.76203483%
0.000000000
86359BVV0/U85985RR9
B5
1,448,000.00
1,442,440.80
1,401.52
0.00
1,441,039.28
6,926.16
996.160776789
0.967897351
0.000000000
995.192879438
4.783264565
5.756418122%
0.00
0.00
0.000000000
5.76203483%
0.000000000
86359BVW8/U85985RS7
B6
728,538.00
725,740.98
705.15
0.00
725,035.83
3,484.79
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
Fixed
0.00
0.00
0.000000000
N/A
0.000000000
86359BVS7
R
100.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR0346
R-1
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
482,737,638.00
464,623,472.94
11,214,203.95
Total
455,639,879.00
8,983,593.94
0.00
2,230,610.01
22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.011078%
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
STRUCTURED ASSET SECURITIES CORPORATION
Mortgage Pass-Through Certificates
Series 2004-13
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
Grantor Trust
Statement Date:
ABN AMRO Acct: 721911.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
7,297.83
0.000000000
N/A
0.000000000
9ABSR0320
P
0.00
0.00
0.00
0.00
0.00
7,297.83
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR0338
E
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
7,297.83
0.00
0.00
7,297.83
Total
0.00
0.00
0.00
7,297.83
22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

STRUCTURED ASSET SECURITIES CORPORATION
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
ABN AMRO Acct: 721911.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
1-A1
30
23,425.42
23,425.42
23,425.42
0.00
4.20%
4.43%
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A2
30
182,107.70
182,107.70
182,107.70
0.00
4.20%
4.43%
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A3
30
8,382.92
8,382.92
8,382.92
0.00
4.20%
4.43%
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
2-A1
30
1,919,706.00
1,919,706.00
1,919,706.00
0.00
4.20%
4.43%
30/360
5.791664381%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B1
30
51,951.00
51,951.00
51,951.00
0.00
1.95%
2.06%
30/360
5.762034833%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B2
30
17,315.40
17,315.40
17,315.40
0.00
1.20%
1.27%
30/360
5.762034833%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B3
30
9,231.69
9,231.69
9,231.69
0.00
0.80%
0.84%
30/360
5.762034833%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B4
30
8,078.93
8,078.93
8,078.93
0.00
0.45%
0.48%
30/360
5.762034833%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B5
30
6,926.16
6,926.16
6,926.16
0.00
0.15%
0.16%
30/360
5.762034833%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B6
30
3,484.79
3,484.79
3,484.79
0.00
0.00%
0.00%
30/360
5.762034833%
0.00
0.00
0.00
0.00
7,297.83
0.00
0.00
0.00
P
30
0.00
7,297.83
7,297.83
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
7,297.83
0.00
2,230,610.01
2,237,907.84
2,237,907.84
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

STRUCTURED ASSET SECURITIES CORPORATION
Substitution Detail History
ABN AMRO Acct: 721911.2
Series 2004-13
Mortgage Pass-Through Certificates
29-Oct-04
27-Dec-04
25-Oct-04
26-Nov-04
26-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

Original Property
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the Mortgaged Properties.
(A)

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
ABN AMRO Acct: 721911.2
Other Related Information
Statement Date:
Special Hazard Coverage
Beginning
Balance
Current
Reduction
Ending
Balance
Beginning
Balance
Current
Reduction
Beginning
Balance
Current
Reduction
Ending
Balance
Fraud Loss Coverage
Bankruptcy Loss Coverage
Ending
Balance
Number of Payoffs:
Aggregate Payoff Amounts:
Number of Curtailments:
Aggregate Curtailment Amounts:
Number of Loans in Foreclosure:
Book Value of Loans in Foreclosure:
Prior Realized Losses Allocated to the Certificates:
Current Realized Losses Allocated to the Certificates:
Cumulative Realized Losses Allocated to the Certificates since Cutoff:
Group I
Group II
Total
0
8,478,194.86
38
8,478,194.86
425
54,648.80
1
203,093.60
0.00
0.00
0.00
0.00
38
0.00
0.00
Beginning Principle Balance:
Ending Principle Balance:
464,623,473.64
455,639,879.69
0.00
0.00
0.00
7,028.94
47,619.86
16
409
0
1
0.00
203,093.60
0.00
0.00
48,724,531.15
48,690,080.71
415,898,942.49
406,949,798.98
85
Ending Loan Count:
Sched Prin:
2,225
423,328.79
27,421.50
Special Hazard Loss:
Fraud Loss:
Bankruptcy Loss:
0.00
0.00
0.00
0.00
0.00
0.00
2,310
0.00
0.00
450,750.29
0.00
4,646,234.74
4,646,234.74
9,654,753.00
9,654,753.00
100,000.00
100,000.00
0.00
0.00

22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
ABN AMRO Acct: 721911.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
631,649.41
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,256,830.95
Unscheduled Interest:
Prepayment Penalties
7,297.83
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
7,297.83
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,237,907.84
0.00
0.00
0.00
0.00
0.00
119,709.70
331,040.59
450,750.29
54,648.80
8,478,194.86
0.00
0.00
0.00
8,532,843.66
8,983,593.95
11,221,501.79
11,221,501.79
464,623,473.64
2,348
450,750.29
8,532,843.66
38
0.00
0.00
0
0.00
0
455,639,879.69
2,310
346,909.95
1,715,160.58
331,040.59
1,625,181.54
333,870.68
1,642,455.84
26,220.94
0.00
0.00
70,575.62
96,796.56
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(26,220.94
2,237,907.84
Interest Not Advanced (
Current Period
)
0.00
1,625,181.54
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,697,886.28
)
(344,079.86
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
ABN AMRO Acct: 721911.2
Statement Date:
Cash Reconciliation Summary Pool 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
47,307.25
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
225,377.60
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
223,320.77
0.00
0.00
0.00
0.00
0.00
5,953.26
21,468.24
27,421.50
7,028.94
0.00
0.00
0.00
0.00
7,028.94
34,450.44
257,771.21
257,771.21
48,724,531.15
85
27,421.50
7,028.94
0
0.00
0.00
0
0.00
0
48,690,080.71
85
23,397.68
186,372.06
21,468.24
178,070.35
21,468.24
178,070.35
2,056.84
0.00
0.00
8,094.11
10,150.94
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(2,056.84
223,320.77
Interest Not Advanced (
Current Period
)
0.00
178,070.35
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(186,372.06
)
(23,397.68
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
ABN AMRO Acct: 721911.2
Statement Date:
Cash Reconciliation Summary Pool 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
584,342.15
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,031,453.34
Unscheduled Interest:
Prepayment Penalties
7,297.83
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
7,297.83
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,014,587.07
0.00
0.00
0.00
0.00
0.00
113,756.44
309,572.35
423,328.79
47,619.86
8,478,194.86
0.00
0.00
0.00
8,525,814.72
8,949,143.51
10,963,730.58
10,963,730.58
415,898,942.49
2,263
423,328.79
8,525,814.72
38
0.00
0.00
0
0.00
0
406,949,798.98
2,225
323,512.27
1,528,788.52
309,572.35
1,447,111.19
312,402.44
1,464,385.48
24,164.10
0.00
0.00
62,481.51
86,645.61
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(24,164.10
2,014,587.07
Interest Not Advanced (
Current Period
)
0.00
1,447,111.19
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,511,514.22
)
(320,682.18
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
ABN AMRO Acct: 721911.2
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
7,297.83
7,297.83
Total Excess Allocated to the Bonds
7,297.83
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
7,297.83
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721911.2
0.65%
0.53%
0.04%
0.02%
0
0.00%
0
0.00%
0.04%
0.04%
0.00%
0.00%
0.00%
0.00%
0.04%
0.04%
0.00%
0.00%
26-Nov-04
15
2,402,791
1
76,804
1
203,094
0
0
0
0
0
0
1
165,899
0.64%
0.71%
0.04%
0.04%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.04%
0.04%
0.00%
0.00%
25-Oct-04
15
3,288,873
1
203,226
0
0
0
0
0
0
0
0
1
166,059
0.93%
0.80%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.08%
0.07%
0.00%
0.00%
27-Sep-04
22
3,759,066
0
0
0
0
0
0
0
0
0
0
2
310,989
0.96%
0.94%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
23
4,452,876
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pool 1
ABN AMRO Acct: 721911.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
1.18%
2.04%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
1
995,000
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pool 2
ABN AMRO Acct: 721911.2
0.67%
0.59%
0.04%
0.02%
0
0.00%
0
0.00%
0.04%
0.05%
0.00%
0.00%
0.00%
0.00%
0.04%
0.04%
0.00%
0.00%
26-Nov-04
15
2,402,791
1
76,804
1
203,094
0
0
0
0
0
0
1
165,899
0.66%
0.79%
0.04%
0.05%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.04%
0.04%
0.00%
0.00%
25-Oct-04
15
3,288,873
1
203,226
0
0
0
0
0
0
0
0
1
166,059
0.96%
0.89%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.09%
0.07%
0.00%
0.00%
27-Sep-04
22
3,759,066
0
0
0
0
0
0
0
0
0
0
2
310,989
0.95%
0.81%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
22
3,457,876
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
ABN AMRO Acct: 721911.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
25-Oct-04
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-13
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721911.2
22-Nov-2004 - 10:20 (R021-R036, R115) (c) 2004 LaSalle Bank N.A.